UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    November 1, 2001

Commission file number 0-15936

HEALTH OUTCOMES MANAGEMENT, INC.
(Exact name of small business issuer as specified in its charter)

                Minnesota                                                41-1546471
(State or other jurisdiction of incorporation or organization)            (IRS Employer Identification Number)

2331 University Avenue SE
Minneapolis, Minnesota 55414
(Address of principal executive offices)

(612) 378-3053
(Issuer's telephone number)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of the Asset Purchase Agreement dated November 1, 2001 by and among Health Outcomes Management, Inc. (the "Company" or "HOMI") and Quality Business Solutions, Inc. ("QBS"), HOMI sold to QBS certain of its operating assets for a total purchase price of three hundred thousand dollars ($300,000), of which one hundred thirty seven thousand five hundred dollars ($137,500) was placed in an escrow account pursuant to the terms of the Closing Escrow Agreement as the attached Exhibit C.

The assets sold were primarily located in Minneapolis, Minnesota and were used principally in HOMI's business of developing, marketing and distributing software and related products and services to the healthcare industry.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED/DISPOSED

Not Applicable

(b)  PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statements of Health Outcomes Management, Inc., giving effect to the disposition described above, are provided for the following periods (starting on page 3 of this Form 8-K):

  Pro Forma Consolidated Statement of Operations (Unaudited) for the six months ended August 31, 2001

  Pro Forma Consolidated Statement of Operations (Unaudited) for the fiscal year ended February 28, 2001

  Pro Forma Consolidated Balance Sheet (Unaudited) as of August 31, 2001

  Notes to Pro Forma Consolidated Financial Information

These statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the period ended August 31, 2001 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2001. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been had the sale been completed on the dates assumed, nor is such information necessarily indicative of the future financial condition of the Company.

(c)  EXHIBITS

Item No.	Exhibit List
2.1	Asset Purchase Agreement dated October 31, 2001, by and among Health Outcomes Management, Inc.
and Quality Business Solutions, Inc.
2.1(a)	Exhibit C (of Asset Purchase Agreement) titled "Closing Escrow Agreement"
2.1(b)	Exhibit D (of Asset Purchase Agreement) titled "Assignment and Assumption Agreement"
2.1(c)	Exhibit F (of Asset Purchase Agreement) titled "Form UCC-3"
2.1(d)	Exhibit G (of Asset Purchase Agreement) titled "License Agreement"
2.1(e)	Exhibit H (of Asset Purchase Agreement) titled "Bill of Sale"
2.1(f)	Exhibit I (of Asset Purchase Agreement) titled "Shareholder Voting Agreement"
2.1(g)	Exhibit J (of Asset Purchase Agreement) titled "Non-Solicitation Agreement"
2.2	Bring-Down Certificate dated effective November 1, 2001
2.3	Officer's Certificate dated effective November 1, 2001
2.3(a)	Minutes of Action of Board of Directors Taken Without a Meeting dated effective October 30, 2001
2.4	Incumbency Certificate
2.4(a)	Minutes of Special Meeting of Shareholders

SIGNATURES

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HEALTH OUTCOMES MANAGEMENT, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

		Pro Forma			Pro Forma
		for the Six			for the Fiscal
Historical	Pro Forma	Months Ended	Historical	Pro Forma	Year Ended
08-31-2001	Adjustments	08-31-2001	02-28-2001	Adjustments	02-28-2001

REVENUES	277,699	(256,068)	21,631	868,983	(270,565)	598,418
COST OF REVENUES	82,667	(81,435)	1,232	586,201	(327,674)	258,527
GROSS PROFIT	195,032		20,399	282,782		339,891
OPERATING EXPENSES
General and Administrative	132,979	(69,902)	63,077	107,806	(8,066)	99,740
Selling and Marketing	0		0	1,635	(1,836)	(201)
Research and Development	0		0	71,221	(48,017)	23,204
TOTAL OPERATING EXPENSES	132,979		63,077	180,662		122,743
OPERATING INCOME (LOSS)	62,053		(42,678)	102,120		217,148
OTHER INCOME (EXPENSE)
Other Income	0		0	50,346		50,346
Interest Expense	(6,388)		(6,388)	(16,785)		(16,785)
TOTAL OTHER INCOME (EXPENSE)	(6,388)		(6,388)	33,561		33,561
INCOME (LOSS) BEFORE INCOME TAXES	55,665		(49,066)	135,681		250,709
PROVISION FOR INCOME TAXES	0		0	0		0
NET INCOME (LOSS)	55,665		(49,066)	135,681		250,709

HEALTH OUTCOMES MANAGEMENT, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEETS
(Unaudited)

Historical August 31, 2001	Pro Forma Adjustments	Pro Forma August 31, 2001

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	64,892	162,500	(a)	227,392
Trade Receivables (net)	20,839	(20,839)	(b)	0
Prepaid Expenses	8,794	(4,568)	(b)	4,226
TOTAL CURRENT ASSETS	94,525			231,618
PROPERTY AND EQUIPMENT, net	14,862			14,862
TOTAL ASSETS	109,387			246,480
LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts Payable	65,524	(15,658)	(b)	187,366
		137,500	(c)
Notes Payable, current	115,000			115,000
Leases Payable, current	6,090			6,090
Deferred Revenue	8,380	(8,380)	(b)	0
Accrued Expenses	43,705	(11,486)	(b)	7,629
Other Current Liabilities	7,673	(44)	(b)	7,629
TOTAL CURRENT LIABILITIES	246,372			348,304
Leases Payable, LT	3,034			3,034
TOTAL LIABILITIES	249,406			351,338
SHAREHOLDERS' DEFICIT
Common Stock, Par Value $0.01 Per Share	92,622			92,622
Additional Paid-In Capital	4,815,148			4,815,148
Accumulated Deficit	(5,047,789)	35,161	(d)	(5,012,628)
TOTAL SHAREHOLDERS' DEFICIT	(140,019)			(104,858)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	109,387			246,480

HEALTH OUTCOMES MANAGEMENT, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATION
(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The Pro Forma Consolidated Statements of Operation assume that the Asset Purchase Agreement, as described in Item 2 of this Report on Form 8-K, occurred as of March 1, 2001.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2001 was prepared as if the sale occurred on such date. The following unaudited condensed consolidated statements of operations give effect to the sale as of the beginning of the periods presented. The unaudited pro forma consolidated statements of operations do not purport to represent what our results of operations acutally would have been if the sale had occurred as of such date or what such results will be for any future periods. The unaudited pro forma consolidated financial statements are derived from our historical financial statements and the assumptions and adjustments described in the accompanying notes. We believe that all adjustments necessary to present fairly such unaudited financial information have been made. The unaudited pro forma financial data should be read in conjunction with the accompanying notes thereto.

(a)  Reflects the net cash proceeds from the assets sold.

(b)  Reflects the elimination of the carrying value of the assets and liabilities sold.

(c)  Reflects the amount of proceeds placed in escrow account.

(d)  Reflects the elimination of the accumulated deficit related to the assets sold.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH OUTCOMES MANAGEMENT, INC.
Date: November 12, 2001	By: /s/ Peter J. Zugschwert
Peter J. Zugschwert President and CEO
Date: November 12, 2001	By: /s/ Marie Cooper
Marie Cooper Principal Accounting Officer